UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor, New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

American Realty Capital Properties, Inc. (the “Company”) prepared a presentation providing an overview of the Company as of June 2013. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

The Company is filing this Current Report on Form 8-K because, although not required by the rules of the Securities and Exchange Commission (the “SEC”), the Company believes it is important to present the unaudited consolidated financial information of the Company assuming the completion of the Company’s pending acquisitions of the Properties and CapLease (each as defined and described below).

On June 7, 2013, the Company filed with the SEC a Current Report on Form 8-K/A (the “GE Portfolio Report”) relating to the Company’s previously announced pending purchase of equity interests in the entities which own a real estate portfolio of 471 properties (which includes three other revenue generating assets) (the “Properties”), from certain affiliates of GE Capital Corp. (“GE Capital”). The GE Portfolio Report, among other things, included the financial information, including unaudited pro forma financial information, related thereto as required by Item 9.01. As of the filing of the GE Portfolio Report, the Company has not acquired any of the Properties or direct financing leases or the entities owning such assets and, although the closing of the acquisition is subject to certain conditions and therefore there can be no assurance that the Company will acquire any or all of the Properties or direct financing leases or the entities owning such assets, the Company believes that the completion of the closing of such acquisitions is probable. Additionally, also on June 14, 2013, the Company filed with the SEC a separate Current Report on Form 8-K/A (the “CapLease Report”) relating to the Company’s previously announced pending acquisition of CapLease, Inc. (“CapLease”). The CapLease Report, among other things, included the financial information, including unaudited pro forma financial information, related thereto as required by Item 9.01. As of the filing of the CapLease Report, the Company has not acquired CapLease and, although the closing of the acquisition is subject to certain conditions and therefore there can be no assurance that the Company will acquire CapLease, the Company believes that the completion of the closing of such acquisition is probable.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company, CapLease and the Properties as of March 31, 2013 and for the three months ended March 31, 2013 and the year ended December 31, 2012, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Company Presentation
99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company, CapLease and the GE Capital Properties as of March 31, 2013 and for the three months ended March 31, 2013 and the year ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

June 14, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors